EXHIBIT 99.1

                               CERTIFICATION UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     To my knowledge, this Report on Form 10-QSB for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Kentucky National Bancorp, Inc.


                                By: /s/ Lawrence P. Calvert
                                    --------------------------------------------
                                    Name:  Lawrence P. Calvert
                                    Title:  Chief Executive Officer



                                By: /s/ Ronald J. Pence
                                    --------------------------------------------
                                    Name:  Ronald J. Pence
                                    Title: President and Chief Financial Officer

Date:  November 14, 2002